UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): July 10, 2023

RICEBRAN TECHNOLOGIES
(Exact Name of registrant as specified in its charter)

California	0-32565	87-0673375
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

25420 Kuykendahl Rd., Suite B300 Tomball, TX		77375
(Address of principal executive offices)		(Zip Code)

(281) 675-2421
Registrant’s telephone number, including area code

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐         Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐         Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐         Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐         Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, no par value per share	RIBT	The NASDAQ Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.01         Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing

On July 10, 2023, RiceBran Technologies (the “Company”) received a notice (the “Notice”) from the Listing Qualifications Department (the “Staff”) of The Nasdaq Stock Market LLC (“Nasdaq”) notifying the Company that, due to Jean M. Heggie’s previously disclosed resignation from the Company’s Board of Directors (the “Board”), the Company is not in compliance with Nasdaq’s audit committee composition requirements, as set forth in Nasdaq Listing Rule 5605, which requires that the Audit Committee of the Board (the “Audit Committee”) be comprised of at least three “independent directors” (as defined in Nasdaq Listing Rule 5605(a)(2)). As a result of Ms. Heggie’s resignation from the Board on June 15, 2023, the Audit Committee is currently comprised of two independent directors and one vacancy.

The Notice has no immediate effect on the Company’s Nasdaq listing or the trading of its common stock. Pursuant to Nasdaq Listing Rule 5605(c)(4), the Company intends to rely on the cure period to reestablish compliance with Nasdaq Listing Rule 5605. The Company will have (i) until the earlier of the Company’s next annual meeting of stockholders or June 12, 2024; or (ii) if the next annual meeting of stockholders is held before December 11, 2023, then the Company must evidence compliance no later than December 11, 2023.

The Board is in the process of identifying and selecting a member of the Board who qualifies as “independent” and would meet the audit committee criteria set forth in Nasdaq Listing Rule 5605. The Board intends to comply fully with Nasdaq audit committee requirements by or before the end of the cure period described above.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RICEBRAN TECHNOLOGIES

Date: July 14, 2023	By:	/s/ William J. Keneally
	Name:	William J. Keneally
	Title:	Interim Chief Financial Officer